UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549

                                     FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                    Investment Company Act file number:  811-08188

                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.
                (Exact name of registrant as specified in charter)
               1345 Avenue of the Americas, New York, New York 10105
                (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                       Alliance Capital Management L.P.
                         1345 Avenue of the Americas
                           New York, New York 10105
               (Name and address of agent for service)

      Registrant's telephone number, including area code:  (800) 221-5672

                      Date of fiscal year end:  October 31, 2004

                     Date of reporting period:  October 31, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management



AllianceBernstein Emerging Market
Debt Fund


Emerging Market Fixed Income

Annual Report--October 31, 2004

Investment Products Offered

.. Are Not FDIC Insured
.. May Lose Value
.. Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


December 21, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the annual reporting period ended October 31, 2004.

Investment Objectives and Policies

This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), a broad measure of the performance of a basket of emerging market debt securities, for the six- and 12-month periods ended October 31, 2004. The Fund posted strong absolute gains but underperformed the benchmark for both the six- and 12-month periods ended October 31, 2004.

For the six- and 12-month periods ended October 31, 2004, the Fund's overall individual country weightings contributed positively to performance. The Fund's security selection, however, was too defensive relative to U.S. interest rates, which resulted in the Fund's underperformance. The Fund's duration was shortened during the spring and summer as interest rates were expected to rise and dampen overall emerging market returns. However, lower consumer confidence and sluggish employment growth in the U.S. delayed rate hikes by the Federal Reserve and kept interest rates relatively low, providing a continued favorable environment for emerging market debt. Emerging market debt has recently become more correlated to movements in U.S. Treasury rates.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI+, returned a strong 12.94% for the annual period ended October 31, 2004. All emerging market countries represented within the index posted positive returns. The emerging debt markets benefited throughout the annual period from lower global interest rates, higher commodity prices and improving emerging country fundamentals.

Emerging markets experienced some volatility in the spring of 2004, however. After posting very strong gains in 2003 and the beginning of 2004, emerging debt markets sold off dramatically in April in response to a surprisingly
strong gain in reported March 2004 U.S. payroll employment.   Worries surfaced
that the U.S. Federal Reserve would begin tightening interest rates sooner than had been expected. In April and May, emerging market debt returns fell by a total of 7.37%.

Later in the annual reporting period ended October 31, 2004, soft consumer confidence readings, weak inflation data and lower payroll numbers allowed emerging market debt to re-


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 1


bound as the U.S. economy hit a mid-year slowdown. The prospects of slower, more measured U.S. Federal Reserve tightenings moved emerging market debt returns back into positive territory.

For the annual reporting period, the Latin region gained 15.04% and outpaced non-Latin markets which gained 9.87%, as Latin countries benefited from export demand and strong commodity prices, particularly oil. Sustained growth in the Latin region and a resulting decline in fiscal deficits improved their macroeconomic fundamentals. Countries within the JPM EMBI+ that outperformed for the annual period included oil-producing countries Ecuador, Venezuela and Brazil. During the 12-month period ended October 31, 2004, Ecuador returned 33.40%, Venezuela returned 30.30% and Brazil, which was upgraded by both Moody's Investors Service and Standard & Poor's rating agencies, returned
17.97%.   Countries within the JPM EMBI+ that underperformed during the
12-month period ended October 31, 2004 were Morocco, which returned 4.23%, Malaysia at 6.19% and Peru at 6.61%.

During the annual reporting period, the Fund maintained allocations to its core emerging market countries (Brazil, Russia, Colombia, Mexico, Peru, Turkey, Venezuela and the Ukraine); however, the Fund's interest rate duration exposure was reduced later in the reporting period as global liquidity tightened and interest rates were poised to move higher.

The Fund generally maintained an overweighted position in Russian debt early in the period as credit statistics continued to improve and Russia benefited from higher oil prices. In July, however, the Fund's Russian holdings were reduced as positive economic fundamentals were offset by administrative paralysis and the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Furthermore, there was a significant negative change in Russia's sovereign supply and demand technicals.

The Fund's exposure in Brazil was reduced as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns proved to be misplaced, however, so Brazilian holdings have subsequently begun to be added back to the Fund's investment portfolio. Furthermore, gross domestic product in Brazil has remained high, easing worries about debt sustainability. Brazil's stronger economy led to statements released by their Central Bank President, that a renewal of their funding agreement with the IMF (International Monetary Fund) may not be needed. Public debt in Brazil has fallen to less than 54% of gross domestic product, with a decreased amount of debt linked to the dollar, allowing Brazil to be less exposed to international volatility. With improving fundamentals, Brazil should continue to benefit.


2 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


The Fund's position in the Ukraine was increased during the period due to strong economic growth and prospects for rating upgrades. Toward the end of the annual reporting period, the Fund's Argentinean debt was also increased due to significant indications that a new, final restructuring offer would benefit investors.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Emerging Market Debt Fund. Mr. Michel served the interests of the Fund's shareholders for the last 10 years. His hard work, dedication and contributions to the Fund will be greatly missed.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Fund's portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance



     THE FUND VS. ITS BENCHMARK                 Returns
     PERIODS ENDED OCTOBER 31, 2004
                                     6 Months             12 Months
-------------------------------------------------------------------------------
AllianceBernstein
     Emerging Market Debt Fund
     Class A                            10.49%              12.82%
     Class B                            10.05%              12.02%
     Class C                            10.16%              12.00%
     JPM EMBI+                          11.29%              12.94%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/94 TO 10/31/04


JPM EMBI+: $36,737

AllianceBernstein
Emerging Market Debt
Fund Class A: $35,149

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                              AllianceBernstein
                               Emerging Market
                                  Debt Fund
                                   Class A             JPM EMBI+
-------------------------------------------------------------------------------
          10/31/94                $ 9,575               $10,000
          10/31/95                $10,000               $10,747
          10/31/96                $14,604               $15,529
          10/31/97                $15,039               $17,208
          10/31/98                $12,442               $15,470
          10/31/99                $14,832               $18,561
          10/31/00                $18,386               $22,364
          10/31/01                $18,518               $23,149
          10/31/02                $21,926               $24,792
          10/31/03                $31,119               $32,528
          10/31/04                $35,149               $36,737


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Market Debt Fund Class A shares (from 10/31/94 to 10/31/04) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004
-------------------------------------------------------------------------------
                                NAV Returns         SEC Returns
Class A Shares
1 Year                             12.82%               7.96%
5 Years                            19.17%              18.15%
10 Years                           14.04%              13.54%
SEC Yield*                          6.37%

Class B Shares
1 Year                             12.02%               9.02%
5 Years                            18.17%              18.17%
10 Years(a)                        13.47%              13.47%
SEC Yield*                          5.86%

Class C Shares
1 Year                             12.00%              11.00%
5 Years                            18.17%              18.17%
10 Years                           13.14%              13.14%
SEC Yield*                          5.86%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                  7.98%
5 Years                                                18.78%
10 Years                                               12.92%

Class B Shares
1 Year                                                  8.81%
5 Years                                                18.85%
10 Years(a)                                            12.86%

Class C Shares
1 Year                                                 10.79%
5 Years                                                18.82%
10 Years                                               12.50%


(a) Assumes conversion of Class B shares into Class A shares after six years.
* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2004.

See Historical Performance disclosures on page 4.


6 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                 Ending
                      Account Value          Account Value       Expenses Paid
                        May 1, 2004       October 31, 2004       During Period*
-------------------------------------------------------------------------------
Class A
Actual                        $ 1,000         $ 1,104.87             $  6.45
Hypothetical
  (5% return before expenses) $ 1,000         $ 1,019.00             $  6.19

Class B
Actual                        $ 1,000         $ 1,100.45             $ 10.14
Hypothetical
  (5% return before expenses) $ 1,000         $ 1,015.48             $  9.73

Class C
Actual                        $ 1,000         $ 1,101.61             $ 10.04
Hypothetical
  (5% return before expenses) $ 1,000         $ 1,015.58             $  9.63


*Expenses are equal to the classes' annualized expense ratios of 1.22%, 1.92% and 1.90%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).



ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 7


PORTFOLIO SUMMARY
October 31, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $301.1

SECURITY TYPE BREAKDOWN*
                                                   [Pie Chart omitted]
    85.4%  Sovereign Debt Obligations
     7.5%  Corporate Debt Obligations

     7.1%  Short-Term



* All data are as of October 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


8 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


PORTFOLIO OF INVESTMENTS
October 31, 2004

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-83.7%

Argentina-4.2%
Republic of Argentina
  1.98%, 8/03/12 FRN                            $ 8,556      $ 6,523,950
  11.375%, 3/15/10(a)                               450          138,375
  11.75%, 6/15/15(a)                              1,275          395,250
  12.00%, 6/19/31(a)                              2,968          884,464
  12.25%, 6/19/18(a)                              7,721        2,343,200
  15.50%, 12/19/08(a)                             7,365        2,246,325
  Series BGL5
  11.375%, 1/30/17(a)                               650          208,000
                                                             ------------
                                                              12,739,564

Brazil-16.0%
Federal Republic of Brazil
  7.72%, 6/29/09 FRN                              1,598        1,747,413
  8.25%, 1/20/34                                    925          833,425
  9.25%, 10/22/10                                   425          455,387
  10.125%, 5/15/27                                1,375        1,460,938
  10.50%, 7/14/14                                 4,032        4,517,856
  11.00%, 8/17/40                                13,316       15,000,474
  12.00%, 4/15/10                                 2,675        3,181,912
  12.75%, 1/15/20                                 4,700        5,875,000
  C-Bonds
  8.00%, 4/15/14                                 11,203       11,125,280
  DCB FRN
  Series L
  3.125%, 4/15/12                                 4,478        4,105,857
                                                             ------------
                                                              48,303,542

Bulgaria-1.0%
Republic of Bulgaria
  8.25%, 1/15/15(b)                               2,365        2,956,250

Colombia-2.7%
Republic of Colombia
  8.25%, 12/22/14                                 1,820        1,822,184
 10.75%, 1/15/13                                  1,000        1,157,500
  11.75%, 2/25/20                                 4,275        5,226,188
                                                             ------------
                                                               8,205,872

Ecuador-3.1%
Republic of Ecuador
  0.00%, 10/11/05                                 2,235        2,099,648
  8.00%, 8/15/30(b)(c)                            8,666        7,322,770
                                                             ------------
                                                               9,422,418


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 9


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

El Salvador-0.7%
Republic of El Salvador
  7.625%, 9/21/34(b)                             $  872      $   893,800
  8.50%, 7/25/11(b)                               1,000        1,117,500
                                                             ------------
                                                               2,011,300

Indonesia-0.9%
Republic of Indonesia
  6.75%, 3/10/14(b)                               2,645        2,582,181

Jamaica-0.6%
Government of Jamaica
  11.75%, 5/15/11(b)                              1,180        1,383,550
  12.75%, 9/01/07(b)                                365          421,210
                                                             ------------
                                                               1,804,760

Mexico-14.8%
United Mexican States
  8.125%, 12/30/19                               10,750       12,593,625
  11.375%, 9/15/16(d)                             4,401        6,546,488
  Series A
  6.375%, 1/16/13                                   882          937,125
  8.00%, 9/24/22(d)                              13,015       14,954,235
  9.875%, 2/01/10                                 7,600        9,424,000
                                                             ------------
                                                              44,455,473

Morocco-0.4%
Kingdom of Morocco Loan Participation FRN
  Series A
  2.781%, 1/01/09                                 1,123        1,104,980

Panama-1.8%
Republic of Panama
  8.875%, 9/30/27                                   500          518,750
  9.375%, 4/01/29                                   890        1,016,825
  9.625%, 2/08/11                                 1,695        1,928,063
  10.75%, 5/15/20                                 1,550        1,852,250
                                                             ------------
                                                               5,315,888

Peru-2.5%
Republic of Peru
  8.375%, 5/03/16                                 2,725        2,847,625
  8.75%, 11/21/33                                   450          451,125
  9.125%, 2/21/12                                 1,353        1,515,360
  9.875%, 2/06/15                                 2,391        2,761,605
                                                             ------------
                                                               7,575,715

Philippines-3.7%
Republic of Philippines
  9.00%, 2/15/13                                  2,300        2,317,250
  9.875%, 1/15/19                                 1,850        1,862,025
  10.625%, 3/16/25                                6,718        7,030,387
                                                             ------------
                                                              11,209,662


10 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Russia-13.4%
Russian Federation
  5.00%, 3/31/30(b)(c)                          $26,488      $26,521,110

Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                  8,325        7,700,625
  Series VII
  3.00%, 5/14/11                                  7,550        6,238,565
                                                             ------------
                                                              40,460,300

South Africa-1.4%
Republic of South Africa
  7.375%, 4/25/12                                 3,818        4,362,065

Turkey-6.3%
Republic of Turkey
  11.00%, 1/14/13                                 4,130        5,096,420
  11.50%, 1/23/12                                 7,710        9,676,050
  11.75%, 6/15/10                                 1,970        2,447,725
  12.375%, 6/15/09                                1,455        1,807,838
                                                             ------------
                                                              19,028,033

Ukraine-4.1%
Government of Ukraine
  6.875%, 3/04/11(b)                              2,525        2,540,782
  7.65%, 6/11/13(b)                               5,104        5,237,980
  11.00%, 3/15/07(b)                              4,102        4,459,001
                                                             ------------
                                                              12,237,763

Uruguay-1.0%
Republic of Uruguay
  7.875%, 1/15/33(e)                              3,632        2,951,089

Venezuela-5.1%
Republic of Venezuela
  3.09%, 4/20/11 FRN                              3,300        2,871,000
  5.375%, 8/07/10                                 2,525        2,309,113
  8.50%, 10/08/14                                   950          964,250
  9.25%, 9/15/27                                  9,016        9,223,368
                                                             ------------
                                                              15,367,731

Total Sovereign Debt Obligations
  (cost $225,921,227)                                        252,094,586

CORPORATE DEBT OBLIGATIONS-7.4%

Brazil-0.8%
PF Export Receivables Master Trust
  6.436%, 6/01/15(b)                              2,444        2,461,255

Indonesia-0.6%
Freeport-McMoRan Copper & Gold
  10.125%, 2/01/10                                1,550        1,739,875


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 11


                                           Contracts(f)
                                           or Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Kazakhstan-0.9%
Hurricane Finance
  9.625%, 2/12/10(b)                             $  900     $    994,500
Kazkommerts International BV
  8.50%, 4/16/13(b)                                 650          677,625
Turanalem Finance BV
  10.00%, 5/29/07(b)                              1,000        1,084,000
                                                             ------------
                                                               2,756,125

Mexico-2.5%
Innova S de. R.L., SA
  9.375%, 9/19/13                                 3,180        3,537,750
  12.875%, 4/01/07                                1,115        1,120,240
Monterrey Power SA De C. V.
  9.625%, 11/15/09(b)                               587          692,842
Vitro Envases NA
  10.75%, 7/23/11(b)                              2,200        2,178,000
                                                             ------------
                                                               7,528,832

Poland-0.7%
PTC International Finance II, SA
  11.25%, 12/01/09                                2,000        2,120,000

Romania-0.5%
MobiFon Holdings BV
  12.50%, 7/31/10                                 1,100        1,303,500

Russia-1.2%
Gazprom Oao
  9.625%, 3/01/13(b)                                870        1,000,500
Mobile Telesystems Finance
  9.75%, 1/30/08(b)                               1,500        1,625,625
  10.95%, 12/21/04                                  730          737,300
Tyumen Oil
  11.00%, 11/06/07(b)                               280          318,500
                                                             ------------
                                                               3,681,925

Ukraine-0.2%
Kyivstar
  10.375%, 8/17/09(b)                               600          663,000

Total Corporate Debt Obligations
  (cost $20,465,884)                                          22,254,512

CALL OPTIONS PURCHASED(g)-0.0%

Brazil-0.0%
Federal Republic of Brazil
  11.00%, 8/17/40
  expiring Nov '04 @ 110.85
  (cost $40,500)                              1,800,000           48,600


12 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

WARRANTS(g)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                     3,250     $         -0-
Republic of Venezuela
  Warrants, expiring 4/15/20                     48,195               -0-

Total Warrants
  (cost $0)                                                           -0-

SHORT-TERM INVESTMENT-7.0%

Time Deposit-7.0%
Societe Generale
  1.844%, 11/01/04
  (cost $21,000,000)                            $21,000       21,000,000

Total Investments-98.1%
  (cost $267,427,611)                                        295,397,698
Other assets less liabilities-1.9%                             5,662,007

Net Assets-100%                                             $301,059,705


CREDIT DEFAULT SWAP CONTRACTS (see Note D)


                                  Notional                                     Unrealized
Swap Counterparty &                Amount      Interest    Termination        Appreciation /
Referenced Obligation             (000's)        Rate         Date           (Depreciation)
--------------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                       900           0.50%      11/26/13            $(19,240)
Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                   1,410           5.60        3/20/14              (3,699)
Sale Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                    3,300           6.35        8/20/05             195,612
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                    2,450           4.40        5/20/06             168,587
Citigroup Global Markets, Inc.
Republic of Columbia
9.75%, 4/23/09                    10,000           5.70        1/30/05             284,833
Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                   1,410           4.95        3/20/09              26,699
CS First Boston
Federal Republic of Brazil
12.25%, 3/06/30                    1,900           6.90        6/20/07             249,929
Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                    1,620           3.80        8/20/06              57,168
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                   2,000          17.75        2/13/08             898,889


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 13



REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                         Interest Rate      Maturity           Amount
-------------------------------------------------------------------------------
JPMorgan Chase                      0.75%         12/30/05        $  4,399,867
Merrill Lynch                       1.30          12/30/05           5,628,313
                                                                  $ 10,028,180


(a)  Security is in default and is non-income producing.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate market value of these securities amounted to $67,131,981 or 22.3% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2004.

(d) Position, or portion thereof, with an aggregate market value of $10,294,275 has been segregated to collateralize reverse repurchase agreements.

(e)  Pay-In-Kind Payments (PIK).

(f)  One contract relates to principal amount of $1.00.

(g)  Non-income producing security.

     Glossary of Terms:

     DCB-Debt Conversion Bonds
     FRN-Floating Rate Note

     See notes to financial statements.


14 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2004

Assets
Investments in securities, at value (cost $267,427,611)          $ 295,397,698
Cash                                                                   482,284
Unrealized appreciation on credit default swap contracts             1,881,717
Receivable for investment securities sold                           10,159,917
Interest receivable                                                  4,348,881
Receivable for capital stock sold                                    2,545,887
Total assets                                                       314,816,384

Liabilities
Unrealized depreciation on credit default swap contracts                22,939
Reverse repurchase agreements                                       10,028,180
Payable for capital stock redeemed                                   2,294,440
Dividends payable                                                      583,617
Payable for investment securities purchased                            334,997
Distribution fee payable                                               161,535
Advisory fee payable                                                   125,802
Transfer agent fee payable                                              16,335
Administrative fee payable                                               8,034
Accrued expenses                                                       180,800
Total liabilities                                                   13,756,679
Net Assets                                                       $ 301,059,705

Composition of Net Assets
Capital stock, at par                                                 $ 35,751
Additional paid-in capital                                         284,331,248
Distributions in excess of net investment income                    (1,360,572)
Accumulated net realized loss on investment transactions           (11,775,587)
Net unrealized appreciation of investments                          29,828,865
                                                                 $ 301,059,705

Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
  ($156,468,611/18,665,886 shares of capital
  stock issued and outstanding)                                          $8.38
Sales charge--4.25% of public offering price                               .37
Maximum offering price                                                   $8.75

Class B Shares
Net asset value and offering price per share
  ($61,715,176/7,300,766 shares of capital
  stock issued and outstanding)                                          $8.45

Class C Shares
Net asset value and offering price per share
  ($82,875,918/9,784,608 shares of capital
  stock issued and outstanding)                                          $8.47


See notes to financial statements.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 15


STATEMENT OF OPERATIONS
Year Ended October 31, 2004

Investment Income
Interest                                                          $ 23,915,350
Expenses
Advisory fee                                $ 2,167,477
Distribution fee--Class A                       435,075
Distribution fee--Class B                       764,133
Distribution fee--Class C                       823,407
Transfer agency                                 384,602
Custodian                                       232,357
Audit and legal                                 155,196
Printing                                        140,186
Administrative                                   98,100
Registration                                     61,560
Directors' fees                                  22,977
Miscellaneous                                    15,826
Total expenses before interest                5,300,896
Interest expense                                 53,716
Total expenses                                5,354,612
Less: expense waived by the Adviser and
  the Transfer Agent (see Note B)             (517,759)
Less: expense offset arrangement
  (see Note B)                                      (29)

Net expenses                                                        4,836,824
Net investment income                                              19,078,526

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
  Investment transactions                                           26,687,606
  Written options                                                      674,898
  Swap contracts                                                     6,471,892
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (16,665,296)
  Swap contracts                                                   (2,740,122)
  Written options                                                     (23,400)
Net gain on investment transactions                                 14,405,578

Net Increase in Net Assets
  from Operations                                                 $ 33,484,104


See notes to financial statements.


16 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                 September 1,
                                   Year Ended       2003 to     Year Ended
                                   October 31,    October 31,     August 31,
                                      2004           2003*          2003
-------------------------------------------------------------------------------
Increase (Decrease) in Net
Assets from Operations
Net investment income            $ 19,078,526    $ 3,688,269   $ 23,418,959
Net realized gain on
  investment transactions          33,834,396      5,180,958     30,010,826
Net change in unrealized
  appreciation/
  depreciation
  of investments                  (19,428,818)     5,198,747     31,800,387
Net increase in net assets
  from operations                  33,484,104     14,067,974     85,230,172

Dividends to
Shareholders from
Net investment income
  Class A                         (10,832,969)    (1,851,590)   (10,200,153)
  Class B                          (5,187,126)    (1,219,376)    (8,446,512)
  Class C                          (5,567,827)    (1,034,345)    (5,499,918)

Capital Stock Transactions
Net increase (decrease)           (16,645,832)    14,129,599     18,645,018
Total increase (decrease)          (4,749,650)    24,092,262     79,728,607

Net Assets
Beginning of period               305,809,355    281,717,093    201,988,486
End of period (including
  distributions in excess
  of net investment income
  of ($1,360,572), ($1,144,869)
  and ($1,003,454),
  respectively)                 $ 301,059,705  $ 305,809,355  $ 281,717,093


*  The Fund changed its fiscal year end from August 31 to October 31.

   See notes to financial statements.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 17


NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but exclud-


18 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


ing securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests.Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 19


5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from August 31 to October 31. Accordingly, the statement of changes in net assets and financial highlights include the period from September 1, 2003 to October 31, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $516,634. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

For the year ended October 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $1,125.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2004 such fees amounted to $98,100.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $215,871 for the year ended October 31, 2004.

For the year ended October 31, 2004 the Fund's expenses were reduced by $29 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of


20 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $29,130 from the sale of Class A shares and received $801, $13,703, and $4,922 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,526,194 and $2,555,029 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                              Purchases                  Sales
-------------------------------------------------------------------------------

Investment securities (excluding
  U.S. government securities)             $ 484,009,864          $ 501,982,284
U.S. government securities                           -0-                    -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                              $268,750,159
Gross unrealized appreciation                                     $ 27,955,805
Gross unrealized depreciation                                       (1,308,266)
Net unrealized appreciation                                       $ 26,647,539

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 21


The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended October 31, 2004, were as follows:

                                              Number of               Premiums
                                              Contracts               Received
-------------------------------------------------------------------------------

Options outstanding at
  October 31, 2003                            1,800,000               $ 32,400
Options written                              35,083,176                642,623
Options terminated in closing
  purchase transactions                     (12,730,000)              (226,306)
Options expired                             (24,153,176)              (448,717)

Options outstanding at
  October 31, 2004                                   -0-              $     -0-

2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


22 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $22,680,000, with net unrealized appreciation of $1,881,717 and terms ranging from 1 to 10 years, as reflected in the portfolio of investments.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 23


In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $1,410,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $21,270,000 as of October 31, 2004.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2004, the average amount of reverse repurchase agreements outstanding was $14,118,645 and the daily weighted average interest rate was .43%.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                      Shares
-------------------------------------------------------------------------------
                                                   September 1,
                                      Year Ended       2003 to       Year Ended
                                      October 31,    October 31,      August 31,
                                            2004           2003*          2003
-------------------------------------------------------------------------------
Class A
Shares sold                            7,343,810      2,625,192     15,805,963
Shares issued in reinvestment of
  dividends and distributions            792,420        130,057        767,001
Shares converted from Class B          2,824,893        108,120      1,081,814
Shares redeemed                       (9,517,206)    (1,005,137)   (14,979,291)

Net increase                           1,443,917      1,858,232      2,675,487

Class B
Shares sold                            2,061,321        461,773      4,004,147
Shares issued in reinvestment of
  dividends and distributions            368,402         78,242        517,733
Shares converted to Class A           (2,809,287)      (109,203)    (1,070,593)
Shares redeemed                       (3,521,227)      (709,323)    (5,118,893)

Net decrease                          (3,900,791)      (278,511)    (1,667,606)


* The Fund changed its fiscal year end from August 31 to October 31.


24 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Notes to Financial Statements

                                                     Shares
-------------------------------------------------------------------------------
                                                   September 1,
                                      Year Ended       2003 to      Year Ended
                                      October 31,    October 31,     August 31,
                                            2004           2003*          2003
-------------------------------------------------------------------------------
Class C
Shares sold                            3,460,960        617,045      4,327,340
Shares issued in reinvestment of
  dividends and distributions            391,534         62,481        355,635
Shares redeemed                       (3,669,381)      (477,362)    (2,747,810)

Net increase                             183,113        202,164      1,935,165


* The Fund changed its fiscal year end from August 31 to October 31.

                                                      Amount
-------------------------------------------------------------------------------
                                                    September 1,
                                      Year Ended        2003 to     Year Ended
                                      October 31,    October 31,     August 31,
                                            2004           2003*          2003
-------------------------------------------------------------------------------
Class A
Shares sold                         $ 60,310,728   $ 20,797,068  $ 109,920,861
Shares issued in reinvestment of
  dividends and distributions          6,461,218      1,041,833      5,359,919
Shares converted from Class B         23,286,830        872,532      7,661,897
Shares redeemed                      (77,151,613)    (7,987,376)  (106,021,261)

Net increase                        $ 12,907,163   $ 14,724,057  $  16,921,416

Class B
Shares sold                         $ 17,175,862   $  3,715,085  $  28,604,474
Shares issued in reinvestment of
  dividends and distributions          3,031,744        632,968      3,639,603
Shares converted to Class A          (23,286,830)      (872,532)    (7,661,897)
Shares redeemed                      (28,752,842)    (5,701,215)   (36,999,728)

Net decrease                        $(31,832,066)  $ (2,225,694) $ (12,417,548)

Class C
Shares sold                         $ 28,938,238   $  4,968,163  $  31,650,442
Shares issued in reinvestment of
  dividends and distributions          3,224,389        506,101      2,514,505
Shares redeemed                      (29,883,556)    (3,843,028)   (20,023,797)

Net increase                        $  2,279,071   $  1,631,236  $  14,141,150


* The Fund changed its fiscal year end from August 31 to October 31.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 25


NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.


26 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2004, the period ended October 31, 2003, and fiscal year ended August 31, 2003 were as follows:

                                   Year Ended   September 1, 2003   Year Ended
                                    October 31,   to October 31,     August 31,
                                        2004           2003           2003
------------------------------------------------------------------------------

Distributions paid from:
  Ordinary income                   $ 21,587,922    $ 4,105,311   $ 24,146,583
Total taxable
  distributions                       21,587,922      4,105,311     24,146,583
Tax return of capital                         -0-            -0-            -0-
Total distributions
  paid                              $ 21,587,922    $ 4,105,311   $ 24,146,583

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Accumulated capital and other losses                          $ (10,834,708)(a)
Unrealized appreciation/(depreciation)                            28,111,031(b)
Total accumulated earnings/(deficit)                          $   17,276,323(c)

(a) On October 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $10,834,708 which expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $31,257,982.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences, primarily dues to distributions in excess of net investment income, the tax treatment of bond premium and the tax treatment of swap income, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 27


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendmend to the Fund's investment advisor agreement; please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


28 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 29


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


30 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                             Class A
                                            ---------------------------------------------------------------------------
                                                Year     September 1,
                                               Ended         2003 to                  Year Ended August 31,
                                          October 31,  October 31,    -------------------------------------------------
                                                2004(a)      2003(b)      2003         2002(c)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period          $ 8.00       $ 7.72       $ 6.02       $ 6.37       $ 7.06       $ 5.69

Income From Investment Operations
Net investment income(d)                         .49(e)       .11          .69          .69          .85          .75
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .50          .28         1.71         (.24)        (.76)        1.40
Net increase in net asset
  value from operations                          .99          .39         2.40          .45          .09         2.15

Less: Dividends and
Distributions
Dividends from net investment
  income                                        (.61)        (.11)        (.70)        (.74)        (.78)        (.75)
Tax return of capital                             -0-          -0-          -0-        (.06)          -0-        (.03)
Total dividends and distributions               (.61)        (.11)        (.70)        (.80)        (.78)        (.78)
Net asset value, end of period                $ 8.38       $ 8.00       $ 7.72       $ 6.02       $ 6.37       $ 7.06

Total Return
Total investment return
  based on net asset value(f)                  12.82%        5.11%       41.80%        7.38%        1.55%       39.76%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $156,469     $137,709     $118,669      $76,397      $66,750      $66,075
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                              1.23%        1.75%(g)     1.94%        1.88%        2.20%        1.76%
  Expenses, before waivers/
    reimbursements                              1.40%        1.75%(g)     1.94%        1.88%        2.20%        1.76%
  Expenses, excluding
    interest expense                            1.21%        1.47%(g)     1.46%        1.50%        1.47%        1.51%
  Net investment income                         6.04%(e)     7.90%(g)     9.73%       11.02%       12.78%       11.59%
Portfolio turnover rate                          173%          20%         125%         170%         150%         173%


See footnote summary on page 34.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 31



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class B
                                            ---------------------------------------------------------------------------
                                                Year     September 1,
                                               Ended         2003 to                  Year Ended August 31,
                                          October 31,  October 31,    -------------------------------------------------
                                                2004(a)      2003(b)      2003         2002(c)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period          $ 8.07       $ 7.80       $ 6.09       $ 6.45       $ 7.14       $ 5.74

Income From Investment Operations
Net investment income(d)                         .62(e)       .10          .64          .64          .79          .71
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .32          .28         1.73         (.24)        (.76)        1.40
Net increase in net asset
  value from operations                          .94          .38         2.37          .40          .03         2.11

Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.56)        (.11)        (.66)        (.70)        (.72)        (.68)
Tax return of capital                             -0-          -0-          -0-        (.06)          -0-        (.03)
Total dividends and distributions               (.56)        (.11)        (.66)        (.76)        (.72)        (.71)
Net asset value, end of period                $ 8.45       $ 8.07       $ 7.80       $ 6.09       $ 6.45       $ 7.14

Total Return
Total investment return based
  on net asset value(f)                        12.02%        4.84%       40.69%        6.50%         .63%       38.41%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $61,715      $90,443      $89,571      $80,064      $83,706     $108,075
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                              1.94%        2.45%(g)     2.64%        2.58%        2.88%        2.45%
  Expenses,  before waivers/
    reimbursements                              2.11%        2.45%(g)     2.64%        2.58%        2.88%        2.45%
  Expenses, excluding
    interest expense                            1.92%        2.17%(g)     2.17%        2.20%        2.17%        2.21%
  Net investment income                         7.57%(e)     7.11%(g)     9.07%       10.25%       11.80%       10.85%
Portfolio turnover rate                          173%          20%         125%         170%         150%         173%


See footnote summary on page 34.


32 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                             Class C
                                            ---------------------------------------------------------------------------
                                                Year     September 1,
                                               Ended         2003 to                  Year Ended August 31,
                                          October 31,  October 31,    -------------------------------------------------
                                                2004(a)      2003(b)      2003         2002(c)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period          $ 8.09       $ 7.82       $ 6.10       $ 6.46       $ 7.15       $ 5.74

Income From Investment Operations
Net investment income(d)                         .45(e)       .10          .63          .64          .79          .71
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .49          .28         1.75         (.24)        (.76)        1.41
Net increase in net asset
  value from operations                          .94          .38         2.38          .40          .03         2.12
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.56)        (.11)        (.66)        (.70)        (.72)        (.68)
Tax return of capital                             -0-          -0-          -0-        (.06)          -0-        (.03)
Total dividends and distributions               (.56)        (.11)        (.66)        (.76)        (.72)        (.71)
Net asset value, end of period                $ 8.47       $ 8.09       $ 7.82       $ 6.10       $ 6.46       $ 7.15

Total Return
Total investment return
  based on net asset value(f)                  12.00%        4.83%       40.80%        6.50%         .63%       38.58%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $82,876      $77,657      $73,477      $45,527      $40,667      $48,960
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                              1.92%        2.43%(g)     2.63%        2.56%        2.87%        2.45%
  Expenses, before waivers/
    reimbursements                              2.09%        2.43%(g)     2.63%        2.56%        2.87%        2.45%
  Expenses, excluding interest
    expense                                     1.90%        2.16%(g)     2.16%        2.19%        2.16%        2.20%
  Net investment income                         5.51%(e)     7.09%(g)     8.91%       10.16%       11.81%       10.78%
Portfolio turnover rate                          173%          20%         125%         170%         150%         173%


See footnote summary on page 34.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 33


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain
(loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)  The Fund changed its fiscal year end from August 31 to October 31.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.


34 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of AllianceBernstein Emerging Market Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Emerging Market Debt Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

                                                          New York, New York
                                                          December 15, 2004


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 35


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


36 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                PORTFOLIOS
                                                                 IN FUND              OTHER
     NAME, ADDRESS,                  PRINCIPAL                   COMPLEX          DIRECTORSHIPS
     DATE OF BIRTH,                OCCUPATION(S)               OVERSEEN BY           HELD BY
     (YEAR ELECTED)             DURING PAST 5 YEARS              DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer +           Executive Vice President of ACMC          68                None
1345 Avenue of the        since 2001; prior thereto, Chief
Americas                  Executive Officer of Sanford C.
New York, NY 10105        Bernstein & Co., LLC and its
10/2/57                   predecessor since prior to 1999.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #   Investment adviser and an                 116               None
2 Sound View Drive        independent consultant. He
Suite 100                 was formerly Senior Manager
Greenwich, CT 06830       of Barrett Associates, Inc., a
Chairman of the Board     registered investment adviser,
9/7/32                    with which he had been associ-
(1994)                    ated since prior to 1999. He was
                          formerly Deputy Comptroller and
                          Chief Investment Officer of the
                          State of New York and, prior thereto,
                          Chief Investment Officer of the
                          New York Bank for Savings.

Ruth Block # **           Formerly Executive Vice President         96                None
500 SE Mizner Blvd.       and Chief Insurance Officer of
Boca Raton, FL 33432      The Equitable Life Assurance
11/7/30                   Society of the United States;
(1994)                    Chairman and Chief Executive
                          Officer of Evlico; Director of
                          Avon, BP (oil and gas), Ecolab
                          Incorporated (specialty chemicals),
                          Tandem Financial Group and Donaldson,
                          Lufkin & Jenrette Securities
                          Corporation; former Governor at
                          Large National Association of
                          Securities Dealers, Inc.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 37


                                                                PORTFOLIOS
                                                                 IN FUND              OTHER
     NAME, ADDRESS,                  PRINCIPAL                   COMPLEX          DIRECTORSHIPS
     DATE OF BIRTH,                OCCUPATION(S)               OVERSEEN BY           HELD BY
     (YEAR ELECTED)             DURING PAST 5 YEARS              DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

David H. Dievler #        Independent consultant. Until            100            None
P.O. Box 167              December 1994, he was Senior
Spring Lake, NJ 07762     Vice President of Alliance Capital
10/23/29                  Management Corporation
(1994)                    ("ACMC") responsible for mutual
                          fund administration. Prior to joining
                          ACMC in 1984, he was Chief Financial
                          Officer of Eberstadt Asset Management
                          since 1968. Prior to that, he was a
                          Senior Manager at Price Waterhouse
                          & Co. Member of American Institute
                          of Certified Public Accountants
                          since 1953.

John H. Dobkin #          Consultant. Formerly President            98            None
P.O. Box 12               of Save Venice, Inc. (preservation
 Annandale, NY 12504      organization) from 2001-2002,
2/19/42                   a Senior Advisor from June 1999-
(1994)                    June 2000 and President of
                          Historic Hudson Valley (historic
                          preservation) from December 1989-May
                          1999. Previously, Director of the
                          National Academy of Design and
                          during 1988-1992, he was Director
                          and Chairman of the Audit Committee
                          of ACMC.

Donald J. Robinson #      Senior Counsel to the law firm of         96            None
98 Hell's Peak Road       Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161          since prior to 1999. Formerly a
8/24/34                   senior partner and a member of
(1996)                    the Executive Committee of that
                          firm. Formerly a member and Chairman
                          of the Municipal Securities Rulemaking
                          Board and a Trustee of the Museum of
                          the City of New York.



*   There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396.AXA is a controlling person of ACMC. Ms.Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee and the Governance and Nominating Committee.

+   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


38 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Management of the Fund

Officers of the Fund
Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*           POSITION(S)               PRINCIPAL OCCUPATION
DATE OF BIRTH            HELD WITH FUND            DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------

Marc O. Mayer,           President                 See biography above.
10/2/57

Philip Kirstein,         Senior Vice President     Senior Vice President, Independent
5/29/45                  and Independent           Compliance Officer-Mutual Funds of
                         Compliance Officer        ACMC with which he has been associated
                                                   since October 2004. Prior thereto, he was
                                                   of Counsel to Kirkpatrick & Lockhart, LLP
                                                   from 2003 to October 2004, and General
                                                   Counsel and First Vice President of
                                                   Merrill Lynch Investment Managers, LLP
                                                   since prior to 1999.

Paul J. DeNoon,          Vice President            Senior Vice President of ACMC**, with
4/18/62                                            which he has been associated since prior
                                                   to 1999.

Mark R. Manley,          Secretary                 Senior Vice President, Deputy General
10/23/62                                           Counsel and Chief Compliance Officer of
                                                   ACMC**, with which he has been associated
                                                   since prior to 1999.

Mark D. Gersten,         Treasurer and Chief       Senior Vice President of Alliance Global
10/4/50                  Financial Officer         Investor Services, Inc. ("AGIS")**, and Vice
                                                   President of AllianceBernstein Investment
                                                   Research and Management, Inc. ("ABIRM")**,
                                                   with which he has been associated since
                                                   prior to 1999.

Vincent S. Noto,         Controller                Vice President of AGIS**, with which
12/14/64                                           he has been associated since prior to 1999.




* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND . 39


ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------------
Wealth Strategies Funds
----------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

----------------------------------------
Value Funds
----------------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40 . ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

GDGAR1004






ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.



                                            Audit-Related
                             Audit Fees          Fees          Tax Fees

AllianceBernstein
Emerging Market
Debt Fund, Inc.
                     2003*     33,150           1,604               0

                     2004      54,000           6,423          30,804

* During the course of calendar year 2003, this Fund changed its fiscal year-end from August 31 to October 31. Fees for 2003 are for the period September 1 through October 31, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):
 :


                                                           Total Amount of
                                                         Foregoing Column Pre-
                                                         approved by the Audit
                                 All Fees for                  Committee
                              Non-Audit Services         (Portion Comprised of
                               Provided to the            Audit Related Fees)
                              Portfolio, the Adviser      Portion Comprised of
                             and Service Affiliates             Tax Fees)
-------------------------------------------------------------------------------

AllianceBernstein
Emerging Market
Debt Fund, Inc.        2003*        388,604                      388,604
                                                                 388,604
                                                                       0
                       2004       1,138,959                      187,227
                                                                 156,423
                                                                  30,804

* During the course of calendar year 2003, this Fund changed its fiscal year-end from August 31 to October 31. Fees for 2003 are for the period September 1 through October 31, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.  DESCRIPTION OF EXHIBIT

      11 (a) (1)   Code of ethics that is subject to the disclosure of Item 2 hereof
      11 (b) (1)   Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002
      11 (b) (2)   Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002
      11 (c)       Certification of Principal Executive Officer and Principal
                   Financial Officer Pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Emerging Market Debt Fund, Inc.

By:   /s/ Marc O. Mayer
      Marc O. Mayer
      President

Date: December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      Marc O. Mayer
      President

Date: December 31, 2004

By:   /s/ Mark D. Gersten
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: December 31, 2004



00250.0073 #462870v4